SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 10, 2007
Date of Report (date of earliest event reported)

Cholestech Corporation

(Exact name of Registrant as specified in its charter)

California	000-20198	94-3065493
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3347 Investment Boulevard
Hayward, California  94545

(Address of principal executive offices)

(510) 732-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 8.01 Other Events	1
Item 9.01 Financial Statements and Exhibits	1
Additional Information about the Pending Business Combination with Inverness and Where to Find It	1

SIGNATURES
EXHIBIT INDEX

Item 8.01 Other Events.

On September 10, 2007, Cholestech Corporation issued a press release announcing that Institutional Shareholder Services (ISS) and Glass Lewis, two leading independent proxy advisory firms, recommended that Cholestech shareholders vote for the merger transaction between Cholestech and Inverness Medical Innovations, Inc and Iris Merger Sub, Inc., a wholly owned subsidiary of Inverness.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 10, 2007, entitled “ISS and Glass Lewis recommend Cholestech Shareholders Vote ‘For’ Merger.”

Additional Information about the Pending Business Combination with Inverness and Where to Find It:

Inverness has filed with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which includes Cholestech’s definitive proxy statement and Inverness’ definitive prospectus for the proposed transaction.  THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, CHOLESTECH, THE TRANSACTION AND RELATED MATTERS.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY.  Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Cholestech can be obtained through the web site maintained by the SEC at www.sec.gov.  In addition, free copies of the registration statement and the proxy statement/prospectus are available from Inverness by contacting Shareholder Relations at (781) 647-3900 or from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com .

Inverness and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement/prospectus described above.  Additional information regarding these directors and executive officers is also included in Inverness’ proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 9, 2007.  This document is available free of charge at the SEC’s web site at www.sec.gov and from Inverness by contacting Inverness at Shareholder Relations at (781) 647-3900.

Cholestech and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement/prospectus described above.  Additional information regarding these directors and executive officers is also included in Cholestech’s amended Annual Report on Form 10-K/A for the fiscal year ended March 31, 2007, which was filed with the SEC on or about July 19, 2007.  This document is available free of charge at the SEC’s web site at www.sec.gov and from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com .

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOLESTECH CORPORATION

By:	/s/ John F. Glenn
John F. Glenn
Vice President of Finance and Chief Financial Officer

Date: September 10, 2007

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 10, 2007, entitled “ISS and Glass Lewis recommend Cholestech Shareholders Vote ‘For’ Merger.”